UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

SALARIUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 Holcombe Blvd. Suite X Houston, TX	77021
(Address of principal executive offices)	(Zip Code)

(832) 834-6992

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

Salarius Pharmaceuticals, Inc. (the “Company”) has provided preliminary financial results for the quarter ended June 30, 2020, included in Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the preliminary financial results for the quarter ended June 30, 2020 contained in Exhibit 99.2, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On July 29, 2020, the Company has made available on its website (www.salariuspharma.com) an investor presentation, which provided information to investors about the Company, a copy of which is furnished herewith as Exhibit 99.3. The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. All information in Exhibit 99.3 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided therein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 29, 2020, the Company announced that it has commenced an underwritten public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company has updated its disclosures. The disclosures are filed herewith as Exhibit 99.2 and are incorporated by reference herein, except for the preliminary financial results for the quarter ended June 30, 2020, which are furnished, and shall not be deemed filed, pursuant to Item 2.02 of this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding: the Company’s preliminary estimated financial results; the impact of the COVID-19 pandemic on the Company’s business and the actions it may take in response thereto; the impact of the COVID-19 pandemic on third parties with which the Company works; the Company’s anticipated use of proceeds; the Company’s need for additional financing and expectations as to ability to obtain such financing and the potential impact of any future financing; the Company’s expectations as to funds available under the CPRIT grant; expectations as to the Company’s clinical trials, future operations, and future operating results and expense levels; and the Company’s prospects, plans, and objectives. The Company has based these forward-looking statements on its current expectations and projections about future events and trends that the Company believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial requirements. In addition, reported results, including preliminary estimated results, should not be considered as an indication of future performance. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those reflected or otherwise implied in such forward-looking statements. These risks and uncertainties include, but are not limited to: the effect of the COVID-19 pandemic on the Company’s business and the success of any measures the Company has taken or may take in the future in response thereto; its ability to manage its business plans, strategies, and outlooks and any business-related forecasts or projections; the availability of sufficient resources to meet its business objectives and operational requirements;

the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the risk that it may not obtain or maintain sufficient levels of reimbursement for its clinical trials and product development, including from CPRIT; the Company’s history of losses; the fact that the results of earlier studies and trials may not be predictive of future clinical trial results; the Company’s quarter-end closing procedures and finalization of its quarterly financial results; the ability to protect its intellectual property rights; risks related to the drug development and the regulatory approval process; the impact of competitive products and technological changes; the impact of new legislation, regulations, or judicial decisions on the Company’s business; other legal and regulatory uncertainties; its ability to compete against third parties; its ability to manage future growth; the market price of the Company’s common stock and the Company’s ability to maintain the listing of its common stock on Nasdaq; foreign currency exchange rate fluctuations; the impact of economic conditions, unemployment levels, and loss of health insurance benefits on the Company’s business; its ability to compete; and other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 29, 2020.

99.2	Disclosures.

99.3	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: July 29, 2020	By:	/s/ David J. Arthur
	Name:	David J. Arthur
	Title:	President and Chief Executive Officer